EXHIBIT 99.1

Investor Presentation Third Quarter 2012 Update

* Forward-Looking Statements & Non-GAAP Financial Measures Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words “believes,” “expects,” “anticipates,” “estimates,” or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums and on underwriting criteria; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Notes on Non-GAAP Financial Measures Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses. Accident year combined ratio is a non-GAAP measure that the impact of any adverse or favorable development on prior year loss reserves. These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

* Overview of Meadowbrook Specialty niche focused commercial insurance underwriter and insurance administration services company Founded in 1955, organized as holding company in 1985, IPO in 1995 Headquartered in Southfield, MI with 34 locations throughout the U.S. and Bermuda and over 1,000 employees Platform supports both risk bearing and non-risk bearing opportunities Rated “A-” by A.M. Best, with statutory surplus of $347M ($384M proforma reflecting $37M of unrealized gains) and shareholders’ equity of $557M at 9/30/2012 Full year 2011 gross written premium of $904M Full year 2011 net commissions and fee revenue of $32.1M

* Overview of Meadowbrook (continued) Key Statistics Market Capitalization (at 11/15/2012): $286.2M Book Value at 9/30/2012: $557.3M Tangible Book Value at 9/30/2012: $404.8M Book Value per Share at 9/30/2012: $11.20 Excluding unrealized gains/losses, net of deferred taxes: $9.49 ($10.24 proforma reflecting $37 million of unrealized gains) Tangible Book Value per Share: $8.13 Price to Book (at 11/15/2012): 0.51x Dividend Yield (at 11/15/2012): 1.4% Debt to Equity (9/30/2012): 27.1%; 7.2% excluding debentures & FHLB Debt to Total Capital (9/30/2012): 21.3%; 5.6% excluding debentures & FHLB Insider Ownership (9/30/2012): 6.7%

* Capability Building Through Successful Acquisitions Retail Agency Only 1955: Founded as a retail insurance agency Core Capability Build Out 1985: Star Insurance Company 1990: Savers Property & Casualty Insurance Company 1994: American Indemnity Insurance Company 1996: Association Self Insurance Services 1997: Williamsburg National Insurance Company Crest Financial Services 1998: Ameritrust Insurance Corporation Florida Preferred Administrators, Inc. 1999: TPA Insurance Agency Continued Synergistic Expansion 2007: USSU 2008: Procentury Continued Synergistic Expansion Strategic Staging of Acquisitions Meadowbrook actively reviews acquisition prospects on a strategic basis and enters into transactions that will increase long-term shareholder value We consider a range of strategic factors when looking at acquisitions including: Opportunity to leverage our diverse revenue platform, by expanding current distribution, servicing capabilities, and complementary product lines and classes Ability to attract talented insurance professionals that are a good fit with Meadowbrook culture Opportunity to create “win-win” situation by mitigating our downside risk and providing seller with opportunity to obtain fair value through deal structure

* Underwriting Focus GAAP Combined Ratio Accident Year Combined Ratio (Re-Evaluated as of 9/30/2012) 2007 2008 2009 2010 2011 ^The Re-Evaluated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 96.6% Re-Evaluated 2007 AY combined ratio reflects new loss development information gathered over the 4.75 years from 12/31/2007 to 9/30/2012; the 93.6% Re-Evaluated 2008 AY combined ratio reflects new loss development information gathered over the 3.75 years from 12/31/2008 to 9/30/2012. 9/30/2012 2007 2008 2009 2010 2011 9/30/2012 * Represents 2009 -9/30/2012 proforma GAAP and Accident Year Combined Ratio excluding terminated programs

Book Value & Statutory Surplus Growth Over Time Book Value per Share CAGR*, ex dividends (2003 to 9/30/2012) = 8.6% CAGR*, with dividends (2003 to 9/30/2012) = 9.2% *CAGR=Compound annual growth rate (1) (1) Acquisition of Procentury occurred in 2008 $0.08 Statutory Surplus (1) Proforma (2) (2) 9/30/2012 Proforma amount reflects $37 million of unrealized gains as noted on slide 5 $ in millions CAGR*, ex dividends (2003 to 9/30/2012) = 14.8%, 16.1% Proforma(2) CAGR*, with dividends (2003 to 9/30/2012) = 19.9%, 20.8% Proforma(2)

Dum from insuranc
e operations Fee revenue from risk management services Flexibility to utilize multiple distribution channels Positioned to Manage Insurance Cycles Conservative Investment Philosophy Culture of Disciplined Underwriting, Claims Handling & Reserving Product, program and geographic diversification Admitted market capabilities contribute to stability and higher renewal retention Non-admitted capabilities enable opportunistic response in volatile pricing environment High-quality fixed income investment portfolio of $1.6B Investment approach reinforces our focus on underwriting profitability Insurance subsidiaries rated A- (Excellent) by A.M. Best Insurance subsidiaries have additional borrowing capacity through FHLB membership ($30M outstanding balance on credit facility at 9/30/2012) Generate cash flows from both regulated and non-regulated sources, which provides flexibility (cash flows provided by operations was $174.5M, $138.1M, and $127.9M for 2010, 2011, and 9/30/2012, respectively) Manageable debt levels, with access to $100M line of credit ($10.0M outstanding balance at 9/30/2012) Strong Capital and Liquidity Position Team of talented insurance professionals with a wide range of expertise across all functions and lines of business Focused on achieving pricing adequacy and adherence to disciplined underwriting standards The Meadowbrook Approach Our balanced business model allows us to adapt to changing market conditions and deliver more predictable results.

Diverse Revenue Sources In
rance Operations Net Commission & Fee Revenue Diverse revenue sources enhance the durability of our business model. Admitted specialty programs & standard products Main Street Excess & Surplus Lines Non-admitted programs Specialty markets Provides a valuable source of unregulated cash flow Agency commission from non-affiliated carriers Managed program revenue Self-insured municipality and association clients 2012 (Trailing twelve months) Net Earned Premium (NEP): $878.6M Pre-Tax NEP Loss : ($89.8M) Pre-Tax NEP (ex development)

* Positioned to Manage Insurance Cycles A Diverse Range of Capabilities Developed to Support the Specialty Market Main Street Excess and Surplus Lines

* Positioned to Manage Insurance Cycles Diverse Geographic Distribution Our regional perspective provides the infrastructure to achieve geographic diversification, while maintaining our effective local touch. Meadowbrook locations Top 10 production states (2011) 1 Bermuda

Sources of Development – YTD Loss & ALAE Loss & ALAE – Adverse Development (1) Auto Liability: $19.8 million (AY 2010 – 2011) (2) Liability Occurrence: $17.6 million (AY 2010 – 2011) (3) California Workers' Compensation: $28.1 million (AY 2009 – 2011) (4) Excess Lines : $12.7 million (primarily driven by Public Entity Excess) (2007 – prior) Other Lines, ULAE & Allowances $3.2 million adverse Loss & LAE Total $81.3 million adverse Which lines caused the prior year development? *

“Top Ten Exposure” Program: Overview Cause: Claims department program was announced to the claim adjusters in November 2011 Goal of program was to identify (but not necessarily change reserves on) high exposure claims earlier in the claims process to improve communication with claims management and to improve claim outcomes by focusing on complex issues Each claim adjuster was required to report their “Top Ten Exposure” claims to their manager, with the first report due Feb 15, 2012 Managers presented their "Top Ten Exposure" lists up the line to Corporate Claims Eventually escalated approximately 750 claims to the corporate claims department Unintentional Effect: Accelerated the development patterns of the claims towards ultimate probable cost Especially pronounced in Auto Liability and Liability Occurrence How did it work? *

“Top Ten Exposure” Program: Reserve Position Given that we have : Verified a real acceleration from the “Top Ten Exposure” program Utilized an appropriately-adjusted development method and Selected ultimate losses above this method We are confident that we have a strong reserve position. * We have confidence in our reserves.

California Workers’ Compensation Reserve Development As planned, we hired new claim adjusters to manage increased claim volume due to the growth of our California workers’ compensation business in recent years. As we hired new adjusters, the case load per adjuster went down. Result: case reserve strengthening While individual case reserve strengthening alone does not automatically lead to adverse development, the strengthening caused us to utilize development factors that are higher than the industry and record higher loss ratios on this business than we had previously estimated. Led to IBNR strengthening of $22.5 million year-to-date (Workers’ Comp Western) Cumulative Filed Rates (as of 11/15/2012) are up 61.8% since 2009 Our 9/30/2012 Accident Year Combined ratio is 99.5% *

Investment Considerations * Proven history of generating book value growth BVPS, with dividends CAGR (12/31/2003-9/30/2012): 9.2% Strong operating cash flows and liquidity Cash flows provided by operations was $174.5M, $138.1M, and $127.9M for 2010, 2011, and 9/30/2012, respectively High-quality, low-risk investment portfolio 99% of bonds are investment grade; Average S&P rating of AA- / Moody’s of Aa3 98% fixed income; 2% equity

Investment Considerations (continued) * Recent Developments and Actions Taken: On October 19th, A.M. Best put the financial strength rating of our insurance subsidiaries under review with negative implications; as a result we have taken the following actions: We have strengthened our reserve position after further study of variables that impact our evaluation of reserve adequacy, as a result we have recorded ultimate loss estimates higher than originally announced and $19.8 million higher than the mid-point of the range of actuarial estimates calculated by our internal actuarial team; with this level of ultimate loss estimates, we believe we have put this challenging period of reserve development behind us. This action provides a higher confidence level within our reserves and should enhance the factors in the BCAR score that measure reserve stability; Undertaken a sale of a portion of our bond portfolio in order to realize gains initially targeted at $50 million, which is expected to add about $37 million to our statutory surplus on an after-tax basis, leaving approximately $80 million in additional pre-tax unrealized gains remaining in our $1.5 billion portfolio. This action improves our BCAR score by increasing our statutory surplus; Reduced our quarterly shareholders’ dividend from $0.05 per share to $0.02 per share. This action preserves statutory surplus and improves our BCAR score; Reduced our premium volume by over $100M in certain unprofitable lines of business or terminating the programs entirely; these actions will improve our net and gross premium leverage ratios as well as reduce our capital required for the BCAR score; in addition, a large portion of the prior year development and underwriting losses resulted from these programs; We are reviewing quota share reinsurance arrangements designed to provide net premium leverage relief as well as an increase in statutory surplus in 2012. These actions will enhance the BCAR score by increasing statutory surplus as of December 31, 2012 and reducing net premium leverage in 2012 and 2013; We have engaged Willis Capital Markets as financial advisors to review a variety of statutory surplus enhancement strategies.
Closing Remarks * In Closing: We are committed to our partners, agents, customers, and employees to solidify our A.M. Best rating; We are moving as expeditiously as possible to solve the existing uncertainty by taking the actions highlighted on the prior slide; We believe these actions will remove the doubt relating to our rating and establish a capital position that currently and prospectively supports our business strategy.